--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Cone Mills Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

         Neil W. Koonce, Vice President, General Counsel and Secretary
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:
  ----------------------------------------------------------------------------

  2) Aggregate number of securities to which transaction applies:
  ----------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ----------------------------------------------------------------------------

  4) Proposed maximum aggregate value of transaction:
  ----------------------------------------------------------------------------

  5) Total fee paid:
  ----------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:
  ----------------------------------------------------------------------------

  2) Form, Schedule or Registration Statement No.:
  ----------------------------------------------------------------------------

  3) Filing Party:
  ----------------------------------------------------------------------------

  4) Date Filed:
  ----------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                             Cone Mills Corporation

                          Greensboro, N.C. 27415-6540


                                                                  March 30, 2001

Dear Shareholder:

   On behalf of the Board of Directors, we are pleased to invite you to attend the Annual Meeting of Shareholders of Cone Mills Corporation to be held at 10:00 a.m. on Tuesday, May 8, 2001, at the Cone Corporate Center, 3101 North Elm Street, Greensboro, North Carolina.

   The notice of meeting and proxy statement accompanying this letter describe the matters on which action will be taken. At the Annual Meeting we will also review the Corporation's activities and provide time for questions from shareholders.

   Please sign and return the enclosed proxy form in the envelope provided as soon as possible to ensure that your shares will be voted at the meeting.

Sincerely,
/s/ Dewey L. Trogdon
Dewey L. Trogdon
Chairman of the Board
/s/ John L. Bakane
John L. Bakane
President and Chief Executive Officer


                                      CONE
                                   CONE MILLS
                                  CORPORATION

                             CONE MILLS CORPORATION
                             Cone Corporate Center
                             3101 North Elm Street
                           Greensboro, NC 27415-6540


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 March 30, 2001

To the Holders of Common Stock of
Cone Mills Corporation:

   The Annual Meeting of Shareholders of Cone Mills Corporation will be held at the Cone Corporate Center, 3101 North Elm Street, in Greensboro, North Carolina, on Tuesday, May 8, 2001, at 10:00 a.m. for the following purposes:

  1. To elect four directors as Class III Directors for terms of three years, or until their successors are elected and qualified.

  2. To consider and act upon a proposal to approve the 2001 Stock Incentive
     Plan.

  3. To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the Corporation for the current fiscal year.

  4. To consider and act upon such other business as may properly come before the meeting and any adjournment thereof.

   The Board of Directors of the Corporation has fixed the close of business on March 9, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

   Your proxy is enclosed. You are cordially invited to attend the meeting, but whether or not you plan to attend, please date and sign your proxy and return it in the enclosed postage paid envelope. The giving of this proxy will not affect your right to vote in person in the event you find it convenient to attend.

                                   /s/ Neil W. Koonce
                                   NEIL W. KOONCE
                                   Vice President, General Counsel
                                   and Secretary

                             CONE MILLS CORPORATION
                             Cone Corporate Center
                             3101 North Elm Street
                           Greensboro, NC 27415-6540

                              PROXY STATEMENT FOR
                     ANNUAL MEETING TO BE HELD MAY 8, 2001

                                                           DATED: March 30, 2001

   Your proxy is solicited on behalf of the Board of Directors of Cone Mills Corporation (the "Corporation", the "Company" or "Cone") for use at the Annual Meeting of Shareholders to be held at the time and place set forth in the accompanying Notice of Annual Meeting. It may be revoked by you at any time before it is exercised. All unrevoked proxies that are properly executed will be voted and, if a choice is specified with respect to any matter to be acted on, the shares will be voted in accordance with such specifications. If no specifications are given, the persons named in the accompanying proxy intend to vote the shares represented thereby in favor of (i) election of the four nominees for Director (Class III) named herein for terms of three years, (ii) approval of the 2001 Stock Incentive Plan; and (iii) ratification of the Board of Directors' appointment of McGladrey & Pullen, LLP as independent auditors.

   This proxy statement and the enclosed proxy are being first mailed to shareholders on or about March 30, 2001. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and the Corporation will reimburse them for their expenses in so doing. Personal solicitation may also be conducted by telephone and mail by officers and employees of Cone without added compensation. In addition, the Corporation has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies and distribution of proxy materials for which it will pay approximately $7,500 in fees, plus expenses.

   Holders of Common Stock of record at the close of business March 9, 2001 will be entitled to vote at the meeting. On that date 25,542,211 shares of Common Stock were outstanding. Each share is entitled to one vote and a majority of the shares of Common Stock outstanding is necessary to constitute a quorum for the meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth each person or entity that may be deemed to have beneficial ownership of more than five percent (5%) of the Company's outstanding Common Stock:

          Name of and Address           Amount and Nature of
        of Beneficial Owner (1)         Beneficial Ownership Percentage of Class
        -----------------------         -------------------- -------------------
Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401.................      2,093,600(2)           8.20%

Kozberg Group
90 South Seventh Street, Suite 4400
Minneapolis, MN 55402-4115.............      1,899,861(3)           7.44%

--------
(1) Does not include Vanguard Fiduciary Trust Company, trustee of the Company Stock Fund of the 401(k) Program, which held of record for the plan 2,301,347 shares of Common Stock on March 9, 2001. This represents 9.01% of the Company's outstanding Common Stock. The plan trustee votes shares held in the plan pursuant to the instructions provided by participants through the exercise of pass-through voting rights. Shares for which no voting instructions are received from the participants to whose accounts the shares are allocated are voted by the trustee in the same proportion as the instructions received on voted shares. Because the plan trustee exercises investment or dispositive rights only in accordance with the instructions of the participants, the trustee disclaims beneficial ownership.
(2) According to a Schedule 13G filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional"), Dimensional has sole voting power with respect to 2,093,600 shares, shared voting power on no shares, sole dispositive power on 2,093,600 shares, and no shared dispositive power. All securities reported on the Schedule 13G are owned by advisory clients of Dimensional, none of which to the knowledge of Dimensional beneficially owns more than 5% of the outstanding shares of the Company's Common Stock. Dimensional disclaims beneficial ownership of all such securities.
(3) According to a Schedule 13D/A filed with the Securities and Exchange Commission by Marc H. Kozberg and 12 other holders, a Section 13(d)(3) group, the group beneficially owns 1,899,861 shares with various combinations of sole voting power, shared voting power, sole dispositive power, and shared dispositive power.

                   SECURITY OWNERSHIP OF DIRECTORS, NOMINEES
                         AND NAMED EXECUTIVE OFFICERS

   The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 9, 2001:

       Name of Director            Amount and Nature of
      Nominee or Officer        Beneficial Ownership(1)(2) Percentage of Class
      ------------------        -------------------------- -------------------
John L. Bakane(3)..............           347,602                 1.35%
Doris R. Bray..................            35,329                    *
Haynes G. Griffin..............            21,115                    *
Bruce E. Hendry................         1,264,952                 4.95%
Michael K. Horrigan............            20,000                    *
Jeanette C. Kimmel.............           141,915                    *
David T. Kollat................            25,091                    *
Neil W. Koonce(3)(4)...........           198,201                    *
Marc H. Kozberg(8).............           137,994                    *
Charles M. Reid................            31,156                    *
John W. Rosenblum..............            18,294                    *
Gary L. Smith(3)(5)............            73,855                    *
Dewey L. Trogdon(6)............           455,607                 1.78%
Cyrus C. Wilson................            12,680                    *
Marvin A. Woolen, Jr.(3)(7)....            66,236                    *
All Directors and Executive
Officers as a Group (18
persons)(3)....................         2,874,672                11.08%

--------
 * Represents less than 1%.
(1) Unless otherwise indicated, all shares are owned of record and the beneficial ownership consists of sole voting power and sole investment power. Includes shares subject to options which are presently exercisable or are exercisable within 60 days of March 9, 2001 as follows: Mr. Bakane (171,450 shares); Mr. Horrigan (18,000 shares); Mr. Koonce (52,000 shares); Mr. Smith (52,800 shares); Mr. Woolen (44,800 shares); 7,000 for each of Mrs. Bray, Mrs. Kimmel, Mr. Reid, Mr. Rosenblum and Mr. Trogdon; 3,000 for Mr. Wilson; 1,000 for each of Messrs. Griffin, Hendry, Kollat and Kozberg; and all Directors and Executive Officers as a Group (405,650 shares). Does not include an option to purchase 1,000 shares to be granted to each nonemployee director as of May 15, 2001 pursuant to the 1994 Stock Option Plan for Non-Employee Directors.
(2) Does not include shares of the Corporation's Class A Preferred Stock allocated to the individual accounts of officers in the Cone Mills Corporation 1983 ESOP.

(3) Includes shares of Common Stock allocated to the individual accounts of Directors and Named Executive Officers in the Company Stock Fund of the 401(k) Program as of March 9, 2001 as follows:

   Mr.
    Bakane...   39,488 shares
   Mr.
    Horrigan..       0 shares
   Mr.
    Koonce...   34,621 shares
   Mr.
    Smith....   10,718 shares
   Mr.
    Woolen...    9,436 shares
   All
    Directors
    and
    Executive
    Officers
    as a
    group (18
    persons)..  94,263 shares

(4) Includes 6,000 shares owned of record by Mr. Koonce's wife and 4,907 shares allocated to Mrs. Koonce's individual account in the Company Stock Fund of the 401(k) Program as of March 9, 2001.
(5) Includes 1,000 shares owned of record by Mr. Smith's wife.
(6) Includes 125,000 shares owned of record by Mr. Trogdon's wife.
(7) Includes 500 shares held in a custodian account for Mr. Woolen's minor son.
(8) As noted above, Mr. Kozberg is a member of a Section 13(d)(3) group that beneficially owns 1,899,861 shares (7.44%).

                         ITEM 1--ELECTION OF DIRECTORS

   The Restated Articles of Incorporation of Cone Mills Corporation provide for a Board of Directors consisting of not less than nine (9) or more than fifteen
(15) members as determined by the majority vote of the entire Board of Directors. The Board of Directors currently consists of eleven (11) members. The Restated Articles of Incorporation further provide that the Board shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire Board permits.

   Four Class III Directors are to be voted on at the 2001 Annual Meeting. The persons elected at the Annual Meeting to the Class III directorships will serve terms of three years to expire at the Annual Meeting in the year 2004, or until their successors are elected and qualified. Each person nominated below for a directorship is an incumbent director of the Corporation.

   The persons nominated below will be elected if they receive a plurality of the votes cast for their class of directorship. Abstentions and broker nonvotes will not affect the election results if a quorum is present. Unless otherwise specified, the persons named in the accompanying proxy intend to vote the shares represented by proxy for election of the nominees named below. If any nominee should not be available to serve for any reason (which is not anticipated), the proxy holders may vote for substitute nominees designated by the Board of Directors. A proxy cannot be voted for more than the number of nominees named.

   The Board of Directors recommends a vote FOR the nominees for election as directors.

   A. The following information is furnished with respect to the nominees:

                               Principal Occupation; Business
                 Present         Experience Past Five Years;          Director
 Name of Nominee   Age             and other Directorships             Since
 --------------- -------       ------------------------------         --------
                         NOMINEES FOR THREE YEAR TERM
                         (CLASS III--Term expiring 2004)
 Doris R. Bray      63   Member, Schell Bray Aycock Abel &              1989
                         Livingston P.L.L.C., Attorneys at Law
                         (1987-Present).

 Marc H. Kozberg    39   President, Dougherty Value Advisors (2000-     1999
                         Present); President of Dougherty Summit
                         Advisors and a General Partner of Summit
                         Capital Appreciation Fund LP (1998-2000);
                         Senior Vice President of Investments,
                         Dougherty Summit Securities LLC (1995-
                         1998); Director, Urometrics, Inc.

                                 Principal Occupation; Business
                    Present        Experience Past Five Years;         Director
  Name of Nominee     Age            and other Directorships            Since
  ---------------   -------      ------------------------------        --------
 Dewey L. Trogdon      69   Chairman of the Board of Directors           1978
                            (1981-Present); Chief Executive Officer
                            of the Corporation (1980-1990);
                            President of the Corporation (1979-1980;
                            1987-1989).

 Cyrus C. Wilson       63   Independent Consultant in international      1998
                            marketing and business development
                            (1993-Present); Partner, Price
                            Waterhouse L.L.P. (1985-1993).

   B. The following information is furnished with respect to directors continuing in office:

                            CLASS I (Term expiring 2002)
 John L. Bakane        50   President and Chief Executive Officer of     1989
                            the Corporation (1998-Present);
                            Executive Vice President of the
                            Corporation (1995-1998); President,
                            Apparel Products Group of the
                            Corporation (1997-1999); Chief Financial
                            Officer of the Corporation (1988-1997);
                            Vice President of the Corporation (1986-
                            1995).

 Haynes G. Griffin     54   Member, Prospect Partners LLC, a             1999
                            business advisory firm, and Chief
                            Executive Officer, Gemini Networks,
                            Inc., a supplier of high-speed data
                            access to internet and other content
                            providers (1999-Present); Founding
                            President and Chief Executive Officer of
                            Vanguard Cellular Systems, Inc. which
                            was acquired by AT&T in 1999.

 Bruce E. Hendry       58   Member, Dougherty & Company LLC (1994-       1999
                            retired September 30, 2000); Chairman,
                            Minnesota Brewing Company (1991-
                            Present); Chairman and Chief Executive
                            Officer, Kaiser Steel Corporation (1986-
                            1987).

 Charles M. Reid       66   Director, President and Chief Executive      1988
                            Officer, United Guaranty Corporation, a
                            private mortgage insurer and member
                            company of American International Group
                            (1987-Present).

                            CLASS II (Term expiring 2003)
 Jeanette C. Kimmel    62   Private Investment Management.               1971

 David T. Kollat       62   Founder and President of 22, Inc., a         1999
                            company specializing in research and
                            consulting for retailers and soft goods
                            manufacturers (1987-Present); Executive
                            Vice President, The Limited Inc. (1976-
                            1987); Director, Cooker Restaurant
                            Corporation, Cheryl and Co., AEI Music
                            Network, Consolidated Stores, Wolverine
                            World Wide, SBC Advertising, Christy and
                            Associates, and Select Comfort and
                            Resource Marketing.

 John W. Rosenblum     57   Professor, Jepson School of Leadership       1993
                            Studies, University of Richmond (2000-
                            Present); Dean, Jepson School Business
                            Administration (1996-2000); Director,
                            Chesapeake Corporation, Comdial
                            Corporation, and Grantham, Mayo, Van
                            Otterloo & Co., LLC.

                       COMMITTEES AND DIRECTOR ATTENDANCE

   During the year ended December 31, 2000, the Board of Directors of the Corporation held seven meetings and the Executive, Audit, and Compensation Committees held seven, three, and two meetings, respectively. Each director attended at least 80% of the aggregate of Board of Directors' meetings and meetings of Committees of the Board on which he or she served during 2000 except for Mr. Griffin, who, due to prior business commitments, missed the only meeting of the Audit Committee held after his appointment to the Committee.

   The Executive Committee generally has the same authority as the Board to manage the affairs of the Corporation but may not make determinations with respect to dissolutions, mergers, amendments to the Articles of Incorporation or Bylaws, compensation or removal of directors, or declaration of dividends. Executive Committee members are Dewey L. Trogdon, Chair, John L. Bakane, Doris
R. Bray, Marc H. Kozberg, and Charles M. Reid.

   The Corporation has an Audit Committee. See "Audit Committee Report." Audit Committee members are Doris R. Bray, Chair, Haynes G. Griffin, Jeanette C. Kimmel, and Cyrus C. Wilson.

   The Corporation also has a Compensation Committee. See "Compensation Committee Report on Executive Compensation" and "Compensation Committee Interlocks and Insider Participation."

   The Board of Directors does not have a standing nominating committee; however, with respect to nominations, the Executive Committee considers and makes recommendations to the Board with respect to the size and composition of the Board and candidates for membership on the Board. The Committee has not established procedures for the submission by shareholders of proposed candidates for its consideration.

           SECTION (16)(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under federal securities laws, the Corporation's directors, its executive officers, and any persons holding more than 10% of the Corporation's stock are required to report their ownership of the Corporation's stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Corporation is required to report in this proxy statement any failure to file by these dates during fiscal 2000 or prior fiscal years. All of these filing requirements were satisfied. In making this statement, the Corporation has relied on the written representations of certain reporting persons and the Corporation's directors and officers and copies of reports filed with the Commission.

                             EXECUTIVE COMPENSATION

   The following information relates to all compensation awarded to, earned by or paid pursuant to a plan or otherwise, to (i) the Chief Executive Officer of the Corporation (the "CEO") and (ii) the four most highly compensated executive officers, other than the CEO, who were serving as executive officers of the Corporation on December 31, 2000. The CEO and the four most highly compensated officers are referred to herein as the Named Executive Officers.

   The following information does not reflect any compensation earned and paid to the Named Executive Officers subsequent to December 31, 2000, unless otherwise indicated. Any such compensation earned and paid to the Named Executive Officers during 2001 will be recorded in the proxy statement for the Corporation's 2002 Annual Meeting of Shareholders, unless such compensation is required to be reported previously.

Summary Compensation Table

   The following table sets forth for the Named Executive Officers for each of the last three fiscal years annual compensation amounts as indicated by the applicable table headings. Annual Compensation, columns (c), (d) and (e), includes base salary and bonus earned during the year covered and, if applicable, other annual compensation not properly categorized as salary or bonus. Long-Term Compensation, column (g), reports the number of shares underlying stock option grants to the Named Executive Officers during the respective fiscal year. The Named Executive Officers were not awarded, granted or paid any forms of compensation that are required to be reported as Long-Term Compensation, column (h).

                           SUMMARY COMPENSATION TABLE

                                   Annual
                                Compensation                  Awards                Payouts
                               --------------              ------------ -------------------------------
          (a)             (b)    (c)    (d)       (e)          (f)         (g)       (h)       (i)
                                              Other Annual  Restricted  Underlying  LTIP    All Other
        Name and               Salary  Bonus  Compensation Stock Awards  Options   Payouts Compensation
   Principal Position     Year   ($)   ($)(1)    ($)(2)       ($)(3)       (#)       ($)      ($)(4)
   ------------------     ---- ------- ------ ------------ ------------ ---------- ------- ------------
John L. Bakane..........  2000 442,000 70,000      --           --        20,000     --        9,760
 President and Chief      1999 425,000    --       --           --        30,000     --        6,606
 Executive Officer        1998 310,000    --       --           --        30,000     --        7,110

Marvin A. Woolen, Jr. ..  2000 242,000 30,100      --           --        40,000     --       10,167
 Vice President,          1999 232,000    --       --           --           --      --        9,300
 Cotton Purchasing        1998 222,000 40,000      --           --        15,000     --        9,156

Gary L. Smith...........  2000 209,600 41,500      --           --        40,000     --        5,071
 Executive Vice
 President and            1999 167,500    --       --           --           --      --        4,828
 Chief Financial Officer  1998 142,000 45,000      --           --        15,000     --        4,589

Neil W. Koonce..........  2000 203,000 25,300      --           --        20,000     --        6,109
 Vice President,          1999 195,000    --       --           --           --      --        8,383
 General Counsel and
 Secretary                1998 190,000 15,000      --           --        10,000     --        6,196

Michael K. Horrigan.....  2000 182,000 28,000      --           --        40,000     --        4,671
 Vice President,          1999 136,319    --       --           --         5,000     --          --
 Human Resources          1998     --     --       --           --           --      --          --

--------
(1) Incentives were paid pursuant to a management incentive plan for 2000 but not 1999. Discretionary bonuses were paid to certain individuals in 1998. See "Compensation Committee Report on Executive Compensation."
(2) Does not include the amount of the incremental cost of certain incidental benefits, perquisites and other benefits, securities or property which in the aggregate do not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus reported for the Named Executive Officers.
(3) Represents the market value on the date of grant of the award of restricted stock pursuant to the 1992 Amended and Restated Stock Plan. The number and value of the aggregate restricted stock holdings awarded in 1997 pursuant to the Amended and Restated 1992 Stock Plan as of December 31, 2000 for each of the Named Executive Officers are as follows: Mr. Bakane--6,666 shares ($17,082); Mr. Woolen--2,666 shares ($6,832); Mr. Smith--2,000 shares ($5,125); Mr. Koonce--0 shares ($0); and Mr. Horrigan--0 shares
    ($0).
(4) Represents the Corporation's matching contributions to the 401(k) Program and the dollar value of insurance premiums paid by the Corporation with respect to group term life insurance and universal life insurance for benefit of the Named Executive Officers as follows:
  A. 401(k) Plan matching contributions for 2000 were $4,080 for each of Mr. Bakane, Mr. Woolen, Mr. Smith, and Mr. Koonce, and $3,276 for Mr. Horrigan.
  B. Insurance premiums for 2000: Mr. Bakane ($3,180); Mr. Woolen ($6,087);
     Mr. Smith ($991); Mr. Koonce ($2,029); and Mr. Horrigan ($1,395).
  C. A service award of $2,500 was granted to Mr. Bakane in 2000 pursuant to the Company's service award program.

Option/SAR Grants Table

   The following sets forth certain information with respect to options granted to the Named Executive Officers during the fiscal year ended December 31, 2000:

                  STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                  Individual Grants
                          ------------------------------------------------------------------
          (a)                   (b)            (c)          (d)        (e)          (f)
                             Number of     Percent of
                            Securities    Total Options
                            Underlying    to Employees  Exercise or             Grant Date
                          Options Granted  Granted in   Base Price  Expiration Present Value
          Name                (#)(1)       Fiscal Year    ($/Sh)       Date        $(2)
          ----            --------------- ------------- ----------- ---------- -------------
John L. Bakane..........      20,000           6.29       4.3125    3/31/2010     $53,000
Marvin A. Woolen, Jr. ..      40,000          12.58       4.3125    3/31/2010     106,000
Gary L. Smith...........      40,000          12.58       4.3125    3/31/2010     106,000
Neil W. Koonce..........      20,000           6.29       4.3125    3/31/2010      53,000
Michael K. Horrigan.....      40,000          12.58       4.3125    3/31/2010     106,000

--------
(1) The Corporation did not grant SAR's in 2000. Of the options granted to Mr. Bakane in 2000, 16,000 were Incentive Stock Options ("ISO's") and 4,000 were Nonqualified Stock Options. Mr. Bakane's options are exercisable in 20% annual increments beginning on May 7, 2000.
(2) The Black-Scholes option pricing model was used to estimate the present value of the options as $2.65 per share. The model assumed a dividend yield of 0%, a risk-free interest rate of 6.00%, expected price volatility based on historical experience of 47%, and an expected option life of eight years based on historical experience. The assumptions are deemed to be reasonable, but there is no assurance that the assumptions will be true and an accurate determination of present value. The actual value, if any, will ultimately depend upon the excess of the market price of shares of Common Stock over the exercise price on the date the option is exercised.

Aggregated Option Exercises and Year-End Option Value Table

   The following table shows stock option exercises by the Named Executive Officers during 2000, including the aggregate value of gains on the date of exercise ("Value Realized"). The table also sets forth the number of shares covered by exercisable and unexercisable options as of December 31, 2000, and the values of "in-the-money" options, which are options where the fiscal year-end market price of the underlying Common Stock exceeds the exercise price of such stock options.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND
                         FISCAL YEAR END OPTION VALUES

          (a)                 (b)         (c)               (d)                  (e)
                                                         Number of
                                                   Securities Underlying Value of Unexercised
                                                    Unexercised Options  In-the-Money Options
                            Shares                     at 12/31/2000     at 12/31/2000 ($)(1)
                          Acquired on              --------------------- --------------------
                           Exercise      Value         Exercisable/          Exercisable/
          Name                (#)     Realized ($)     Unexercisable        Unexercisable
          ----            ----------- ------------ --------------------- --------------------
John L. Bakane..........      --           --         158,200/31,800             0/0
Marvin A. Woolen, Jr. ..      --           --          30,800/47,200             0/0
Gary L. Smith...........      --           --          42,800/41,200             0/0
Neil W. Koonce..........      --           --          44,000/26,000             0/0
Michael K. Horrigan.....      --           --          10,000/35,000             0/0

--------
(1) Based on $2.5625 fair market value (closing price of NYSE) on December 29, 2000, the last trading day of fiscal year 2000.

Pension Plan Table

                               PENSION PLAN TABLE

   Average Annual
Compensation ($) For         Approximate Annual Benefit ($) for Years of Service Indicated
Highest Consecutive   ----------------------------------------------------------------------------
 Five Years During      15th Year      20th Year      25th Year       30th Year       35th Year
   Last Ten Years     -------------- -------------- -------------- --------------- ---------------
 Before Retirement     ERP     NQP    ERP     NQP    ERP     NQP     ERP     NQP     ERP     NQP
--------------------  ------ ------- ------ ------- ------ ------- ------- ------- ------- -------
       200,000        56,500   5,100 75,200   4,700 87,900   3,300  99,800   2,600 107,000   1,600
       250,000        57,700  20,400 77,000  24,300 90,500  25,100 102,900  27,000 110,500  27,200
       300,000        57,700  36,800 77,000  45,700 90,500  49,500 102,900  54,400 110,500  56,300
       400,000        57,700  69,800 77,000  88,600 90,500  98,400 102,900 109,300 110,500 114,500
       500,000        57,700 102,700 77,000 131,400 90,500 147,200 102,900 164,200 110,500 172,700
       600,000        57,700 135,600 77,000 174,200 90,500 196,100 102,900 219,100 110,500 230,900
       700,000        57,700 168,600 77,000 217,000 90,500 245,000 102,900 274,000 110,500 289,100
       800,000        57,700 201,500 77,000 259,800 90,500 293,800 102,900 328,900 110,500 347,200
       900,000        57,700 234,400 77,000 302,600 90,500 342,700 102,900 383,800 110,500 405,400
      1,000,00        57,700 267,400 77,000 345,500 90,500 391,500 102,900 438,700 110,500 463,600

   The above table sets forth in the "ERP" column the estimated annual benefits payable upon retirement in 2001 at age 65 under the Employees' Retirement Plan of Cone Mills Corporation (the "ERP") in the compensation and years of service categories indicated. Benefit amounts shown are payable for life with no contingent death benefits. Benefits are based upon total annual salary and bonus, compensation in excess of the amount covered by Social Security as determined in the year of retirement and total years of service. The years of service credited as of March 30, 2001 for the Named Executive Officers are: Mr. Bakane--25 years; Mr. Woolen--5 years; Mr. Smith--19 years; Mr. Koonce--27 years; and Mr. Horrigan--2 years.

   Pension benefits under the ERP are subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended, ("Internal Revenue Code" or "Code"). The aggregate annual pension that may be paid under the ERP and all other defined benefit plans of the Corporation taken together is generally restricted to $135,000 in 2000 and $140,000 in 2001. In addition, the Internal Revenue Code limits annual compensation of each employee that can be taken into account in computing pension benefits to $170,000 in 2000 and 2001. These amounts may be adjusted for cost of living as provided in the Internal Revenue Code. Pension benefits that cannot be paid from the ERP by reason of the limitations in the Internal Revenue Code are provided by the Corporation's Excess Benefit Plan and by the Supplemental Executive Retirement Plan, both of which are unfunded, nonqualified benefit plans. Such amounts are identified in the above table in the columns headed "NQP". The Corporation has established a "rabbi" trust agreement that will be funded upon a change of control with the accrued vested benefits in these nonqualified plans. A change of control is defined as a transaction in which a 50% change in the ownership of the outstanding shares occurs, a report is filed with the Securities and Exchange Commission on Schedule 13D or 14D-1, disclosing that a person has become the beneficial owner of more than 50% of the Common Stock, or a change in the majority of the directors during a two-year period of time not approved by two-thirds of the directors who were in office at the beginning of the period.

   The Corporation accrues annually the estimated expense for providing benefits under the ERP and the nonqualified plans, as determined by an independent consulting actuary; however, this expense cannot be specifically allocated to any individual or to the Named Executive Officers as a group under the funding method used by the actuary.

   Pension benefits provided by the ERP with respect to service after 1983 are subject to a "floor offset" arrangement in conjunction with the Cone Mills Corporation 1983 ESOP (the "1983 ESOP"), a separate defined contribution pension plan maintained by the Corporation. The amounts shown in the above table are calculated on the assumption that the participant elects to receive the maximum pension benefit available under the ERP, and in accordance with the terms of each plan, authorizes a transfer of funds in his 1983 ESOP account to the trustee of the ERP in a dollar amount equal to the actuarial equivalent of the pension benefit attributable to service after 1983. The balance, if any, in the 1983 ESOP account will be distributed to the participant. To the extent that a participant's 1983 ESOP account is insufficient to fund the pension benefits attributable to service after 1983, the cost of benefits not covered by the 1983 ESOP will be funded through the ERP. If the participant does not elect to transfer funds from his 1983 ESOP account to the trustee of the ERP, his account balance will be distributed in accordance with the terms of the 1983 ESOP, and his pension payable from the ERP with respect to service after 1983 will be reduced (but not below zero) by the actuarial equivalent of his 1983 ESOP account balance. The 1983 ESOP is designed to invest primarily in qualifying securities under ERISA. Assets of the 1983 ESOP consist of shares of the Corporation's Class A Preferred Stock and other money market and marketable debt securities that are allocated to individual accounts of participants. The fair market value of the stock is determined by independent appraisal performed several times each year. No contributions to the 1983 ESOP have been made for salaried employees since 1986. The value of the account in the 1983 ESOP for each of the Named Executive Officers as of December 31, 2000 was: Mr. Bakane--$91,333; Mr. Woolen--$0; Mr. Smith--$36,202; Mr. Koonce--$66,305; and Mr. Horrigan--$0.

Compensation of Directors

   Directors who are also officers of the Corporation do not receive additional compensation for service as directors or as members of committees of the Board of Directors. Nonemployee directors receive the share or deferred stock unit equivalent of a retainer fee of $17,000 per year and an attendance fee of $1,000 per diem for meetings of the Board of Directors. No additional fee is paid for meetings of any committee of the Board held on the same day as a Board meeting. The fee for a Committee meeting not held on the same day as a Board meeting is the share or deferred stock unit equivalent of $500. Travel expenses of directors incurred in attending meetings are reimbursed by the Corporation in cash. In 2000, retainers and attendance fees paid to all directors totaled $23,500 in cash and 56,695 shares (cash equivalent of $254,000).

   The shareholders approved at the 1994 Annual Meeting the 1994 Stock Option Plan for Non-Employee Directors whereby each nonemployee director receives each year after the annual meeting of shareholders a stock option grant to purchase 1,000 shares of Common Stock at the fair market value of a share of Common Stock on the grant date. The grant date is the fifth business day after the annual meeting.

   The shareholders approved at the 2000 Annual Meeting the 2000 Stock Compensation Plan for Non-Employee Directors ("2000 Plan"), which provides for the payment of directors' fees to nonemployee directors in Common Stock of the Company rather than in cash and allows nonemployee directors to defer payment of such fees. Pursuant to the terms of the 2000 Plan, each eligible director of the Company is granted on a quarterly basis either shares or deferred stock units as compensation for director's fees earned as a retainer for serving as a director in that period and as fees for attendance at regular or special meetings of the Board or any committee of the Board. Each nonemployee director may elect on an annual basis whether to receive either shares or deferred stock units. The number of shares or deferred stock units granted each quarter is determined by the fair market value of a share of Common Stock on the fifth trading day after the Company announces its earnings for the most recently ended fiscal quarter.

Compensation Committee Interlocks and Insider Participation

   The current members of the Compensation Committee are Charles M. Reid, Jeanette C. Kimmel, David T. Kollat, and John W. Rosenblum, all of whom are directors who are not current or former employees of the Corporation.

Compensation Committee Report on Executive Compensation

   The Corporation's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee's membership is comprised of nonemployee directors, none of whom participate in any of the plans administered by the Committee. It is the responsibility of the Compensation

Committee to review and make recommendations to the Board of Directors concerning the salaries and to approve grants of incentive compensation, stock options, restricted stock or performance shares for the Chief Executive Officer and the other executive officers of the Corporation.

 Compensation Policy

   The Corporation strives to provide executives an opportunity to earn compensation that is fair, reasonable and competitive with that paid by comparable companies to executives in similar positions with similar duties and responsibilities. In accordance with the policy, the Committee is guided by three goals as it considers the compensation of executive officers. First, executive compensation must be effective in attracting, motivating and retaining executives who possess the skills and experience necessary to ensure the Corporation's success. Second, the Corporation should recognize and reward executives for their contributions to the success of the business. Third, the Corporation must be aware of the importance of planning and controlling the cost of executive compensation.

   To implement this policy, the Corporation maintains an executive compensation program that consists of base salaries, annual incentive plans, stock plans and competitive benefits. It is the belief of the Committee that through these components executives are provided compensation and benefits that are competitive; are provided incentives for additional annual compensation that is earned only upon achievement of performance standards as established and approved each year; and are provided long-term incentive compensation through the grant of stock options, restricted stock or performance shares that can appreciate in value.

   In managing the compensation policy, the Committee considers the salary, annual incentive and bonus, and long-term incentives for each executive position as total direct compensation. The long-term incentive portion is comprised of stock options, valued by the Black-Scholes method, and restricted or performance shares. An analysis of total direct compensation is prepared specifically for the Corporation and the Compensation Committee by the consulting firm, William M. Mercer, Incorporated. In the analysis, the Corporation's executive positions are matched with similar positions at other companies based on data from executive compensation surveys, a proprietary survey of the textile industry, and proxy statements of companies that are in the peer group for the Performance Graph set forth below. From the survey, a "target" of total direct compensation and the "mix" of the components for each executive position are developed by the Committee in consultation with the consulting firm. These respective benchmarks are used as guidelines in developing the total compensation and the components for each position analyzed.

 Salaries

   The Committee's objective in establishing the base salaries of the Named Executive Officers is to provide salaries at competitive market levels with other industry leaders in order to reward and encourage individual performance. The salary of the Chief Executive Officer is evaluated solely by the Compensation Committee and the salary of other executive officers is determined by the Committee based upon recommendations from the Chief Executive Officer. Final approval of salaries of the Chief Executive Officer and the other executive officers is made by the independent members of the Board of Directors after receiving recommendations of the Committee. The Committee deems its compensation decisions to be a cumulative process involving a substantial amount of judgment concerning an executive's experience and responsibilities against objective information furnished by the compensation consultant.

   In developing current salary levels, including that of the Chief Executive Officer, the Committee reviewed the Corporation's assessment of salaries in the textile industry in addition to the analysis of the total direct compensation prepared by the consulting firm. In the analysis, a weighted composite for salaries was developed, and the Committee compared executive salaries to the market composite and considered those comparisons in making salary decisions. In general, the Committee targets executive salaries at the market median; however, in a given year an individual executive's salary may vary from median due to experience, performance, or other factors deemed relevant by the Committee and considered on a subjective basis. The salaries of the Named Executive Officers, including the Chief Executive Officer, were essentially increased at the 4% level for 2000 and adjusted to place them closer to the market median rate for 2001.

 Incentive Compensation

   The Corporation maintains the 1997 Senior Management Incentive Compensation Plan ("1997 Plan") for the officers and division presidents and other key management employees as selected by the Committee. The 1997 Plan, approved by the shareholders at the 1996 Annual Meeting, was specifically designed to assure compensation paid is qualified performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. (See discussion below entitled "Deductibility of Compensation.") The 1997 Plan sets forth the business criteria on which incentive compensation can be granted according to preestablished objective, numerical formulae and the process by which goals are established and compensation is awarded. Up to 90% of base salary can be paid as incentive compensation to a participant. The Committee believes that not all incentive compensation can be objectively measured even though it is based upon strategic performance goals and that some discretion is warranted in administering compensation plans. Upon the Committee's recommendation, the Board of Directors established in 1996 a separate plan entitled the 1997 Senior Management Discretionary Bonus Plan ("1997 Bonus Plan") that authorizes the grant of a completely discretionary bonus in an amount not to exceed 30% of base salary if the Committee and the Board deem special circumstances warrant the grant. An award under the 1997 Bonus Plan would not qualify as performance-based compensation under Code Section 162(m).

   Pursuant to the 1997 Plan, participants could earn for 2000 annual cash incentive awards based upon the achievement of corporate and individual goals established at the beginning of the year. Performance goals were set at the corporate level and at division levels depending upon the responsibilities of each of the executives. Corporate level performance targets were determined by measuring return on capital employed and earnings before interest, taxes, depreciation and amortization ("EBITDA"). The Committee examined the returns on capital employed and EBITDA of other public companies (including companies that appear in the Performance Graph below) as it established and approved these targets. Division-level goals were established based upon return on capital employed for the division. Performance against the goals is reviewed by the Committee and awards, if any, are made after the close of the fiscal year.

   The achievable incentive award for each participant was based upon a blend of corporate, division and individual goals tailored to that particular executive, based upon his or her responsibilities. Specifically, for the Chief Executive Officer, the corporate goals of return on capital employed and EBITDA account for 80% of his incentive compensation and 20% is attributable to individual goals. The weight given to each factor comprising the incentive award varies with each executive. For 2000 the 1997 Plan's criteria were met for the payment of incentives under the plan. Accordingly, incentive awards were made pursuant to its provisions.

   On November 7, 1999 the Committee awarded 354,000 phantom stock units under an incentive program to certain of its senior managers. Each unit awarded provided that the holder would be given at either cancellation or vesting the difference between the market value of the Company's Common Stock on that date and the base price which was the market value of the Company's Common Stock at the date of the award ($4.75), per unit. Such compensation would be provided either in the form of a lump sum payment, deferred compensation, new shares of Common Stock of the Company, restricted Common Stock of the Company or any other form of remuneration as determined by the Company in its sole discretion. Such units would vest at a rate of 20% in each twelve-month period, beginning six months after the date of the awards. The Company could cancel any awards in its sole discretion. The Company did not recognize any compensation expense during 1999 for these phantom stock units. In early 2000, the phantom stock units were cancelled without any compensation being recognized.

 Stock Options, Performance Shares, and Restricted Stock

   The Corporation maintains the Amended and Restated 1992 Stock Plan through which key management employees have received grants of stock options and restricted shares and may receive in the future grants of performance shares. Grants of options or shares comprise the long-term incentive component of the total direct compensation analysis discussed above, and the Committee uses the analysis and recommendations of the Chief Executive Officer as a guideline in making awards to other participants.

   At the 1996 Annual Meeting of Shareholders, a proposal to amend and restate the 1992 plan as the Amended and Restated 1992 Stock Plan ("1992 Stock Plan") was approved. The amendments (i) authorized the grant of "restricted stock" and "performance shares" in a total aggregate amount not to exceed 200,000 shares and (ii) added a provision that no individual grantee may receive grants of restricted stock, performance shares, or options to purchase shares exceeding in the aggregate more than 200,000 shares under the plan. The addition of the limitation on the number of shares that could be awarded or granted to any one individual was to conform to a requirement of Code Section 162(m) to assure that any "compensation" realized was tax deductible.

   It is the belief of the Committee that because executives earn no rewards through stock options unless the stock price increases, this form of executive compensation has the potential to benefit shareholders as well as executives by aligning the interests of the Corporation's executives with those of its shareholders. The 1992 Stock Plan permits the granting of both incentive stock options, as defined under the Internal Revenue Code, and nonqualified options. The exercise price of these options may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. Nonqualified stock options granted by the Committee may include a provision whereby the Corporation will pay to the executive an amount that is equal to the savings the Corporation realizes through tax deductions related to the option exercise. The amount of payments, if any, to the Named Executive Officers under this tax reimbursement feature of the stock option plans is reported in column (e) of the Summary Compensation table for the fiscal year indicated. The Committee believes this form of compensation is in accordance with the compensation policy of the Committee because it enables the executives to retain shares that otherwise may be sold to meet tax obligations.

   The Compensation Committee currently operates under the general objective that grants to executives of stock options or restricted or performance shares should be considered on an annual basis. As the 1992 Stock Plan has effectively been exhausted, and as set forth in Item 2 below, it is proposed that the shareholders approve the 2001 Stock Incentive Plan in furtherance of this objective. The Corporation's consultant provides, as part of its comparative analysis, advice as to equity ownership of and the size of grants to the named executive officers of public companies within the textile industry including members of the Corporation's peer group. On April 1, 2000 options for the purchase of 318,000 shares of Common Stock were granted under the 1992 Stock Plan. The grants of stock options in 2000 to the Chief Executive Officer and the Named Executive Officers are set forth in the Summary Compensation Table and Stock Option/SAR table above.

 Chief Executive Officer Compensation

   Compensation for the Chief Executive Officer is established in accordance with the principles described above. As indicated, the Committee reviews the Chief Executive Officer's performance and establishes his base salary considering the various factors described above. The amount of incentive compensation for the Chief Executive Officer under the 1997 Plan is based upon the achievement of certain goals established by the Committee at the beginning of each year. The corporate goals of return on capital employed and EBITDA account for 80% of his incentive compensation and 20% is attributable to individual goals. In April 2000 the Committee awarded Mr. Bakane stock options for 20,000 shares at $4.3125 per share. Mr. Bakane received a salary of $442,000 for the year 2000 and a cash incentive award of $70,000 pursuant to the 1997 Plan. Mr. Bakane's salary for 2001 was established at an annual rate of $500,000.

 Deductibility of Compensation

   As part of the Omnibus Budget Reconciliation Act passed by Congress in 1993, the Internal Revenue Code was amended to add Section 162(m), which limits the deductibility for federal income tax purposes of compensation paid to the Chief Executive Officer and the next four most highly compensated executive officers of the Corporation. Under Section 162(m), compensation paid to each of these officers in excess of $1 million per year is not deductible unless it is "performance based." The Committee did not consider the deductibility limits in making its compensation decisions for any one of the Named Executive Officers for the 2000 or the 2001 fiscal years as the deductibility limits would not be exceeded under any circumstances. However, the Committee's policy is to design and administer compensation programs that meet the objectives set forth above and reward executives for corporate performance that meets established financial goals and, to the extent reasonably practicable and to the extent consistent with its other compensation objectives, to maximize the amount of compensation expense that is tax deductible by the Corporation. The adoption of the 1997 Senior Management Incentive Compensation Plan and the amendments to the 1992 Stock Option Plan described above, as well as the proposed adoption of the 2001 Stock Incentive Plan, were recommended as part of such policy.

Compensation Committee
 Charles M. Reid, Chair
 Jeanette C. Kimmel
 David T. Kollat
 John W. Rosenblum

Performance Graph

   The following graph compares the percentage change in the cumulative total shareholder return in the Corporation's Common Stock with the cumulative return of the Standard & Poor's 500 Stock Index and with a peer group index for the period from December 31, 1995 to December 31, 2000 (assuming the reinvestment of any dividends and an investment of $100 in each on December 31, 1995). The peer group index has been constructed by calculating the cumulative total return of the common stock of the following companies: Burlington Industries, Inc.; Delta Woodside Industries, Inc.; Dyersburg Corporation; Galey & Lord, Inc; Guilford Mills, Inc.; and Russell Corporation. The return of each peer company was weighted according to its stock market capitalization as of the beginning of the period.

                                    [CHART]

              12/31/1995 12/31/1996 12/31/1997 12/31/1998 12/31/1999 12/31/2000
              ---------- ---------- ---------- ---------- ---------- ----------
Cone Mills...    $100       $ 70       $ 69       $ 50       $ 40       $ 23
S&P 500......    $100       $120       $158       $200       $239       $214
Peer Group...    $100       $107       $116       $ 87       $ 55       $ 47

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Doris R. Bray, a Class III Director, is a member of Schell Bray Aycock Abel & Livingston P.L.L.C., a law firm that regularly serves as counsel to the Corporation. The Corporation paid to the firm legal fees of $401,883 in 2000. Marc H. Kozberg, a Class III Director, is a registered representative of Dougherty & Company LLC and is the head of its investment advisory division. Dougherty & Company LLC is an investment banking firm that acted as an advisor to the Corporation during 2000. Bruce E. Hendry, a Class I Director, was a registered representative of Dougherty & Company LLC until his retirement on September 30, 2000.

           ITEM 2--PROPOSAL TO APPROVE THE 2001 STOCK INCENTIVE PLAN

   The Board of Directors of the Company adopted as of March 8, 2001, the Cone Mills Corporation 2001 Stock Incentive Plan (the "Plan") and approved its submission to the shareholders for approval. The following is a summary of the Plan. A copy of the Plan was filed electronically with the Securities and Exchange Commission with this proxy statement.

   The purpose of the Plan is to attract and retain officers, other key employees and nonemployee directors and to provide such persons with incentives and rewards for superior performance and increased shareholder value. As of March 9, 2001, the Amended and Restated 1992 Stock Plan, which expires March 16, 2002, has 1,766,832 shares subject to outstanding grants and non-vested awards and 155,000 shares available for grant and awards. The 1994 Stock Option Plan for Non-Employee Directors, which expires August 18, 2003, has 43,000 shares subject to outstanding grants and 57,000 shares available for grant. The 2000 Stock Compensation Plan for Non-Employee Directors, which expires April 2, 2005, has available for issuance 243,305 shares of its originally authorized 300,000 shares. Grants and awards will continue to be made pursuant to the existing plans until the shares available are exhausted or the plan expires.

Material Features of the Stock Incentive Plan

   Types of Awards. The stock incentive plan would permit the granting of any or all of the following types of incentive awards: (1) stock options, including incentive stock options intended to qualify for special tax treatment under
Section 422 of the Internal Revenue Code, (2) stock appreciation rights, or SARs, in tandem with stock options or freestanding, (3) restricted stock, (4) deferred shares, (5) performance shares and performance units conditioned upon meeting performance criteria, and (6) other awards of stock or awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, stock or securities convertible into stock, which we refer to as other stock-based awards.

   Administration and Eligibility. The stock incentive plan shall be administered by the Compensation Committee, composed of two or more members each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 as amended, ("Exchange Act"), and, to the extent an award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, an "outside director" within the meaning of
Section 162(m). The Compensation Committee has the authority to select participants to whom awards are granted, to determine the type of awards and the number of shares covered and to set the terms, conditions and provision of such awards; however, only the Board of Directors has authority to make grants to nonemployee directors. The Compensation Committee shall be authorized to interpret the stock incentive plan and to establish, amend and rescind any rules and regulations relating to the stock incentive plan, to determine the terms and provision of any agreements entered into under the stock incentive plan and to make all other determinations which may be necessary or advisable for the administration of the stock incentive plan. The Compensation Committee may select participants from the employees of the Company or its majority-owned subsidiaries who in the judgment of the Committee are key to the business performance of the Company. In the latest cycle of grants and using a similar definition of key employees, approximately 115 employees received grants under the 1992 Stock Plan.

   Shares Subject to Plan. Subject to adjustment as described below, 2,000,000 shares of Common Stock initially shall be available for awards granted under the stock incentive plan during the 10-year term of the plan. No more than 1,000,000 shares may be used for awards of performance units.

   In the event the Company acquires another company or combines with another company, any shares covered by or issued as a result of the assumption or substitution of outstanding grants of the acquired company would not be deemed issued under the stock incentive plan and would not be subtracted from the shares available for grant under the stock incentive plan. If any shares subject to any award under the stock incentive plan are forfeited, or such award is settled for cash, or expires or is otherwise terminated without issuance of shares, the shares subject to such award shall again be available for grant pursuant to the stock incentive plan. If shares are withheld by or tendered to the Company in connection with the payment of the exercise price of an option or other award under the stock incentive plan or the satisfaction of tax withholding obligations, such shares shall again be available for awards under the stock incentive plan. The shares of stock deliverable under the stock incentive plan may be authorized and unissued shares, or shares that have been reacquired by the Company.

   Stock Options. Stock options granted under the stock incentive plan may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or "nonqualified stock options" that are not intended to so qualify. The price per share of stock purchasable under any stock option will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of the stock on the date of the grant of such option (or 110% of the fair market value in the case of incentive stock options granted to participants holding 10% or more of the Company's voting stock). The terms of each option shall be fixed by the Compensation Committee. Options shall be exercisable at such time or times as determined by the Compensation Committee, but no option may be exercised more than 10 years from the date the option is granted (or five years from the date of grant in the case of incentive stock options granted to participants holding 10% or more of the Company's voting stock).

   Each grant will specify the terms and conditions, which may include the achievement of any performance objectives determined by the Compensation Committee and the continuous employment of the participant during a specified period, that are necessary for the stock options to become exercisable and such grant may also provide for the early exercise of the options in the event of a change in control of the Company or similar event.

   Stock Appreciation Rights. A SAR may be granted freestanding or in tandem with an option granted under the stock incentive plan. Upon exercise of a SAR, the participant is entitled to receive the excess of the fair market value of the shares for which the right is exercised (calculated on the exercise date) over either the option price under the related option in the case of tandem SARs or a specified "base price" determined by the Compensation Committee at the time of grant in the case of freestanding SARs. The grant price and other terms of the SAR shall be determined by the Compensation Committee, but the grant price may not be less than the fair market value of the shares on the date of grant and no SAR may be exercisable more than ten years from the grant date. Payment by the Company upon such exercise may be in cash, stock or a combination of cash and stock, and the Compensation Committee may grant to the participant or reserve to the Compensation Committee the right to elect among those alternatives. Unless otherwise determined by the Compensation Committee, any related option shall no longer be exercisable to the extent the SAR has been exercised and the exercise of an option shall cancel the related SAR to the extent of such exercise.

   Restricted Stock. An award of restricted stock involves the immediate transfer by the Company of stock in consideration of the rendering of services. Restricted stock must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period determined by the Compensation Committee, and during such period, such restricted stock may not be transferred or otherwise disposed of by the recipient. Subject to such restrictions, the participant is immediately entitled to voting, dividend and other ownership rights in such restricted stock, although the Compensation Committee may provide that dividends paid on such stock during the restricted period be subject to certain restrictions. The Compensation Committee may specify performance objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such restricted stock. The Compensation Committee may also provide for early termination of such restrictions in the event of a change in control of the Company or similar event.

   Deferred Shares. An award of the deferred shares granted under the stock incentive plan represents the right to receive stock in consideration for the performance of services at the end of a specified deferral period as determined by the Compensation Committee on the date of grant. Any grant of deferred shares may be subject to such conditions, including the attainment of the performance objectives and the continuous employment of the participant during the deferral period, as the Compensation Committee specifies. The grant may provide for the early termination of the deferral period in the event of a change in control of the Company or similar event. During the deferral period, the participant is not entitled to transfer, vote or receive dividends on the shares subject to the award, but the Compensation Committee may provide for the payment of dividend equivalents on a current or deferred basis.

   Performance Awards. Performance awards are incentives based upon achievement of specified performance goals set by the Compensation Committee. The Compensation Committee may set a period during which performance criteria as determined by the Committee are measured for the purpose of determining the extent to which a performance award has been earned. If by the end of such performance period the participant has achieved the specified performance objectives, the participant will be deemed to have fully earned the performance shares or performance units granted. Performance share awards are payable in the form of shares, and performance unit awards are payable in the form of stock, cash or a combination thereof. The performance period set by the Compensation Committee will generally be over a multi-year period and may be subject to early termination in the event of a change in control of the Company or a similar event.

   Other Stock-Based Awards. The Compensation Committee may also grant other stock based awards, consistent with the purposes of the stock incentive plan, which shall be any award of stock or other award that is valued in whole or in part by reference to, or is otherwise based on, stock or securities convertible into stock. Subject to the terms of the stock incentive plan, the Compensation Committee may determine the terms and conditions of any such other stock-based award.

   Nonassignability of Awards. Unless the Compensation Committee determines otherwise at the time of an award or thereafter, no award granted under the stock incentive plan may be transferred by a participant other than by will or the laws of descent and distribution, and stock options and SARs may be exercised during the participant's lifetime only by the participant or, in the event of the participant's legal incapacity, the guardian or legal representative acting on behalf of the participant if permitted by applicable law. The Compensation Committee may expressly provide in a nonqualified stock option agreement that the participant may transfer such option to a spouse or lineal descendant, a trust for the exclusive benefit of such family members, a partnership or other entity in which all the beneficial owners are such family members, or any other entity affiliated with the participant that the Compensation Committee may approve.

   Adjustments. In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, reorganization, merger, consolidation, spin-off, combination exchange of shares or other corporate change or event, the Compensation Committee may make substitutions or adjustments in the aggregate number or class of shares which may be distributed under the stock incentive plan and in the number, class and price of shares subject to the outstanding awards granted under the stock incentive plan as it deems appropriate to maintain the purpose of the original grant.

   The Compensation Committee is authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles.

   Amendments and Termination. The Board of Directors may amend, alter or discontinue the stock incentive plan or any portion thereof at any time, provided that no such amendment or alteration may be made without shareholder approval to increase (1) the aggregate number of shares available under the stock incentive plan, (2) the aggregate number of performance units that may be granted, or (3) the number of shares (including options) or performance units that may be granted to any participant in any calendar year. The Compensation Committee may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without his or her consent. However, the Compensation Committee may not amend the terms of any option to reduce the option price or to cancel any option and grant a new option with a lower option price such that the effect would be the same as reducing the option price. The stock incentive plan will terminate 10 years from the date on which it was approved by the Board of Directors. After such date, no further grant can be made, but outstanding awards shall continue in effect.

   Code Section 162(m) Performance-Based Compensation. The Compensation Committee may grant to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a "covered employee" under Code Section 162(m), performance-based awards that vest or become exercisable upon the achievement of one or more objective performance goals established by the Compensation Committee, which shall be based on the achievement of specified levels of one or any combination of the following: market share, sales, costs, return on equity, earnings per share, EDITDA, earnings growth, return on capital, return on assets, total shareholder return or increase in the market value per share. Such performance goals may be expressed on an absolute or a relative basis, may be based on or otherwise employ comparisons based on internal targets, the Company's past performance and/or the past or current performance of other companies, and, in the case of earnings-based measures, may use or employ comparison relating to capital, shareholders' equity and/or shares outstanding, or to assets or net assets. Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision to the Code, and the regulations under the Code. Stock options and SAR's granted pursuant to the stock incentive plan to "covered employees" are intended to qualify as performance-based compensation under
Section 162(m) of the Internal Revenue Code.

   The stock incentive plan provides that with respect to a Covered Employee or any participant, the maximum number of shares of which all performance-based restricted stock, deferred shares, performance shares, performance units and/or other stock-based awards may be granted under the stock incentive plan during any calendar year is 300,000 shares and that the maximum amount of any such award which is payable in cash in any calendar year is $3,000,000.

Estimate of Benefits

   Because the stock incentive plan is discretionary and may be based on the Company's financial performance, it is not possible to determine or to estimate the benefits or amounts that will be received in the future by individual employees or groups of employees under the plan. If the stock incentive plan had been in effect during fiscal 2000, the stock option awards received by the Company's executive officers would have been the same as the stock option awards actually received by such persons during fiscal 2000 under the Amended and Restated 1992 Stock Plan. The Option/SAR Grants in Last Fiscal Year table in that section above lists the stock option awards during fiscal 2000 for Chief Executive Officer and the four other highest-paid executive officers.

Federal Income Tax Consequences

   The following discussion outlines generally the federal income tax consequences of participation under the stock incentive plan.

   Nonqualified Stock Options. The recipient of a nonqualified stock option under the stock incentive plan is not subject to any federal income tax upon the grant of such option nor does the grant of the option result in an income tax deduction for the Company. As a result of the exercise of an option, the recipient will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares transferred to the recipient upon exercise over the exercise price. Such fair market value generally will be determined on the date the shares are transferred pursuant to the exercise. However, if the recipient is subject to Section 16(b) of the Exchange Act, the date on which the fair market value of the shares transferred will be determined is delayed under Section 83(c) of the Code until the earlier of the last day of the six-month period beginning on the date the "property" is "purchased" or the first day on which a sale of the "property purchased" will not subject the recipient to suit under Section 16(b) of the Exchange Act. Alternatively, if the recipient is subject to Section 16(b) of the Exchange Act and makes a timely election under Section 83(b) of the Code, such fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The recipient will recognize ordinary income in the year in which the fair market value of the shares transferred is determined under Section 83 of the Code. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient when such ordinary income is recognized by the recipient.

   Depending on the period the shares are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified stock option generally will result in a short- or a long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified stock option was exercised.

   Special rules apply to a recipient who exercises a non-qualified stock option by paying the exercise price, in whole or in part, by the transfer of shares to the Company.

   Incentive Stock Options. An employee is not subject to any federal income tax upon the grant of an incentive stock option pursuant to the stock incentive plan, nor does the grant of an incentive stock option result in an income tax deduction for the Company. Further, an employee will not recognize income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus, certain employees may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

   If the shares transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the employee generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. If the employee is subject to Section 16(b) of the Exchange Act, special rules may apply to determine the amount of ordinary income recognized upon the disposition. The balance, if any, of the employee's gain over the amount treated as ordinary income on disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company normally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the employee.

   If the shares transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition generally will result in a long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.

   Other Awards. A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient) at such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares will recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the restricted shares on such date (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

   A recipient of deferred shares generally will not recognize income until shares are transferred to the recipient at the end of the deferral period and are no longer subject to a substantial risk of forfeiture or restriction on transfer for purposes of Section 83 of the Code. At that time, the participant will recognize ordinary income equal to the fair market value of the shares, reduced by any amount paid by the recipient.

   A participant generally will not recognize income upon the grant of performance shares or performance units. Upon payment in respect of performance shares or performance units, the participant generally will recognize as ordinary income an amount equal to the amount of cash received and the fair market value of any unrestricted shares received.

   In limited circumstances where the sale of shares received under the stock incentive plan could subject an officer or director to suit under Section 16(b) of the Exchange Act, the federal income tax consequences to the officer or director may differ from the federal income tax consequences described above. In these circumstances, absent a Section 83(b) election (as described above), the principal difference usually will be to postpone valuation and taxation of the shares received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

   To the extent that a participant recognizes ordinary income on the payment of an award, the Company or the subsidiary for which the participant performs services should be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" with the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m). An employee who recognizes ordinary income ordinarily will be subject to both wage withholding and other employment taxes.

    The Board of Directors recommends a vote FOR approval of the 2001 Stock
                                Incentive Plan.

Audit Committee Report

   The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring the integrity of the financial statements of the Company, the compliance of the Company with legal and regulatory requirements and the independence and performance of the Company's internal and external auditors. The Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Committee discusses these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors. The Committee regularly meets privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Committee. The Committee also recommends to the Board the appointment of the independent auditors and reviews periodically their performance and independence from management.

   The Directors who serve on the Committee are all "Independent" for purposes of the New York Stock Exchange listing standards. That is, the Board of Directors has determined that none has a relationship with the Company that may interfere with his or her independence from the Company and its management. The Board has adopted a written charter setting out the audit-related functions the Committee is to perform. The charter is attached to this proxy statement as Appendix A.

   Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with the Committee any issues they believe should be raised.

   For fiscal year 2000, the Committee reviewed the Company's audited financial statements and met with both management and McGladrey & Pullen, LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

   The Committee has received from and discussed with McGladrey & Pullen, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Committee also discussed with McGladrey & Pullen, LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   Based on these reviews and discussions, the Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

   In addition, on the matter of auditor independence, the Committee provides the following information:

 Audit Fees

   The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for 2000 and the reviews of financial statements included in the Company's reports on Form 10-Q for fiscal year 2000 were $221,500.

 Financial Information Systems Design and Implementation Fees

   There were no financial information system design and implementation fees for the fiscal year 2000.

 All Other Fees

   The aggregate fees billed for other professional services rendered for fiscal year 2000 were $130,344. The Committee has considered whether the rendering of these services is compatible with maintaining the independence of McGladrey & Pullen, LLP, and determined that it is compatible because all services rendered related directly to financial statements or reports of the Company or its retirement plans as contained in various filings with the Securities and Exchange Commission.

Audit Committee
 Doris R. Bray, Chair
 Haynes G. Griffin
 Jeanette C. Kimmel
 Cyrus C. Wilson

                         ITEM 3--SELECTION OF AUDITORS

   The Corporation's Board of Directors has appointed McGladrey & Pullen, LLP, independent certified public accountants, as auditors of the Corporation's records for the fiscal year 2001. McGladrey & Pullen, LLP or its predecessor, has acted as auditors for the Corporation since 1943 and continues to be considered by the Board to be well qualified.

   Although not required to do so, the Board believes it is desirable to submit its appointment of this firm to the shareholders at the Annual Meeting for ratification. Representatives of McGladrey & Pullen, LLP are expected to be present at the meeting and will be available to respond to appropriate questions or to make a statement if they desire to do so.

     The Board of Directors recommends a vote FOR the ratification of the appointment of McGladrey & Pullen, LLP.

                           VOTE REQUIRED FOR APPROVAL

   Votes with respect to matters submitted to shareholders at the 2001 Annual Meeting will be tabulated and certified by a representative of First Union National Bank, the Company's transfer agent, who will be appointed as an independent inspector of election. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Although abstentions and broker nonvotes (matters subject to vote on validly submitted proxies for which no vote is indicated) are counted for purposes of determining whether a quorum is present at the Annual Meeting, they are not treated as votes cast on any matter as to which no voting instruction is indicated. The vote required to elect directors is a plurality of the votes cast for their class of directorship at the Annual Meeting. On all matters other than the election of directors, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required. Abstentions and broker nonvotes will not be counted.

                                 OTHER MATTERS

   In the event any shareholder wishes to present a proposal at the 2002 Annual Meeting of Shareholders, such proposal must be received by the Corporation for inclusion in the proxy statement and form of proxy relating to such meeting on or before November 30, 2001, and must conform to such other requirements as may be imposed by the Securities and Exchange Commission.

   Notice of a matter to be presented by a shareholder for consideration at the Annual Meeting of Shareholders in the year 2002, other than pursuant to the foregoing paragraph, will be considered untimely if not received by the Corporation prior to February 13, 2002. Failure to give timely notice of such matter will result in discretionary authority being conferred on management proxies to vote with respect to the matter without any requirement for the proxy statement to disclose how management intends to exercise its discretion.

   As of the date of this Proxy Statement, the Board of Directors does not intend to present and has not been informed of any matter to be acted upon at the Annual Meeting other than those specifically referred to in this Proxy Statement. If other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

   By order of the Board of Directors.

                                          /s/ Neil W. Koonce

                                          NEIL W. KOONCE
                                          Vice President, General Counsel and
                                          Secretary

                                                                      Appendix A

                             CONE MILLS CORPORATION
                            AUDIT COMMITTEE CHARTER
                                  May 9, 2000

   The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

   The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

   The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

   The Audit Committee shall make regular reports to the Board.

   The Audit Committee shall:

  1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

  5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

  7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

  8.  Approve the fees to be paid to the independent auditor.

  9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

  10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

  11. Review the appointment and replacement of the senior internal auditing executive.

  12. Review the significant reports to management prepared by the internal auditing department and management's responses.

  13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

  14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

  15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

  16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

     (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     (b) Any changes required in the planned scope of the internal audit.

     (c) The internal audit department responsibilities, budget and staffing.

  18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

  20. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                      CONE

                                   CONE MILLS
                                  CORPORATION

                               Annual Meeting of
                                  Shareholders
                           to be held on May 8, 2001


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                             CONE MILLS CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 8, 2001
                 Solicited on Behalf of the Board of Directors

   The undersigned hereby appoints Terry L. Weatherford and Neil W. Koonce, or either of them, proxies with full power of substitution to vote all shares of Common Stock of Cone Mills Corporation, standing in the name of the undersigned at the Annual Meeting of Shareholders of the Corporation to be held May 8, 2001, and any adjournment thereof, as follows:

 1.ELECTION OF DIRECTORS. [Directors recommend a vote FOR all nominees]

  [_] FOR all nominees listed below [_] WITHHOLD AUTHORITY to vote except as marked to the contrary for all nominees listed below below

   Class III: Doris R. Bray, Marc H. Kozberg, Dewey L. Trogdon, and Cyrus C.
                                     Wilson
 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).
 -----------------------------------------------------------------------
 2.TO APPROVE THE 2001 STOCK INCENTIVE PLAN. [Directors recommend a vote FOR]
                         [_] FOR[_] AGAINST[_] ABSTAIN

 3.TO RATIFY APPOINTMENT OF McGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS. [Directors recommend a vote FOR]
                         [_] FOR[_] AGAINST[_] ABSTAIN

                       (Continued on Reverse Side)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------


  4.IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS
  PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN THE PROXY STATEMENT, FOR PROPOSAL 2, AND FOR PROPOSAL 3.
                                                 Dated: _____________ , 2001
                                                 ---------------------------
                                                 ---------------------------
                                                 Please sign exactly as
                                                 your name appears below.
                                                 When shares are held by
                                                 joint tenants, both should
                                                 sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign
                                                 in full corporate name by
                                                 President or other
                                                 authorized officer. If a
                                                 partnership, please sign
                                                 in partnership name by
                                                 authorized person.

                             Cone Mills Corporation

                            2001 STOCK INCENTIVE PLAN




                                  March 8, 2001

                                TABLE OF CONTENTS

1.    PURPOSE.....................................................................................................3
2.    DEFINITIONS.................................................................................................3
3.    SHARES AVAILABLE UNDER THE PLAN.............................................................................6
4.    ADJUSTMENTS.................................................................................................7
5.    ADMINISTRATION OF THE PLAN..................................................................................7
6.    ELIGIBILITY.................................................................................................7
7.    OPTIONS.....................................................................................................8
8.    STOCK APPRECIATION RIGHTS...................................................................................9
9.    RESTRICTED SHARES...........................................................................................9
10.   DEFERRED SHARES............................................................................................10
11.   PERFORMANCE SHARES AND PERFORMANCE UNITS...................................................................11
12.   OTHER STOCK-BASED AWARDS...................................................................................11
13.   AWARDS TO NON-EMPLOYEE DIRECTORS...........................................................................11
14.   PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-
      BASED AWARDS...............................................................................................12
15.   TRANSFERABILITY............................................................................................12
16.   FRACTIONAL SHARES..........................................................................................12
17.   WITHHOLDING TAXES..........................................................................................13
18.   CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED
      LEAVES OF ABSENCE..........................................................................................13
19.   EMPLOYEES BASED OUTSIDE THE UNITED STATES..................................................................13
20.   AMENDMENTS AND OTHER MATTERS...............................................................................13
21.   GOVERNING LAW..............................................................................................14
22.   NO RIGHTS TO AWARDS........................................................................................14
23.   SHARE CERTIFICATES.........................................................................................14
24.   AWARD AGREEMENTS...........................................................................................14
25.   NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS................................................................14
26.   SEVERABILITY...............................................................................................14
27.   OTHER LAWS.................................................................................................14
28.   NO TRUST OR FUND CREATED...................................................................................15
29.   HEADINGS...................................................................................................15
30.   EFFECTIVE DATE AND STOCKHOLDER APPROVAL....................................................................15
31.   TERMINATION................................................................................................15

                             CONE MILLS CORPORATION
                            2001 STOCK INCENTIVE PLAN


1.       PURPOSE.

         The purpose of this Plan is to attract and retain Key Employees and Non-Employee Directors for Cone Mills Corporation (Cone Mills) and to provide such persons with incentives and rewards for superior performance and increased shareholder value. This Plan will authorize the Committee to grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, Deferred Shares, Performance Shares, Performance Units and Other Stock-Based Awards to those officers, Key Employees and Non-Employee Directors who are selected to participate in the Plan.

2.       DEFINITIONS.

         As used in this Plan, the following terms shall be defined as set forth below:

         "AFFILIATE" means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity's outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.

         "AWARD" means any Option, Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares, Performance Units or Other Stock-Based Awards granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.

         "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing any Award approved or authorized by the Committee and delivered to a Participant.

         "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Stock Appreciation Right.

         "BOARD" means the Board of Directors of Cone Mills Corporation.

         "CHANGE IN CONTROL" means (a) the Company is merged or consolidated or reorganized into or with another corporation, person or entity (including, without limitation, a merger in which the Company is the surviving entity) and, as a result of such transaction, the holders of the Company's Common Stock immediately before the transaction, as a group, hold less than 50% of the combined voting power of the outstanding securities of the surviving entity immediately after the transaction; (b) the Company's Common Stock is acquired in a share exchange pursuant to Section 55-11-02 of the General Statutes of North Carolina and, as a result of such transaction, the holders of the Company's Common Stock immediately before the transaction, as a group, hold less than 50% of the combined voting power of the outstanding securities of the acquiring corporation immediately after the transaction; (c) the Company sells or otherwise transfers assets having an aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of more than 50% of the Company's total assets, as reflected on the most recent audited consolidated balance sheet of the Company, and, as a result of such transaction, neither the Company nor the holders of the Company's Common Stock immediately before the transaction, as a group, hold 50% or more of the combined voting power of the outstanding securities of the transferee immediately after the transaction; (d) there is a report filed on Schedule 13D or Schedule 14D-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by a person (other than a person that satisfies the requirements of Rule 13d-1(b)(1) under the Exchange Act for filing such report on Schedule 13G), which report as filed discloses that any person (as the term "person" is used in Section 13(d) and Section 14(d) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the Company's Common Stock (whether by purchase, recapitalization of the Company or otherwise); or (e) if during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period. Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred for purposes of the Plan if the Company or any Company-sponsored employee benefit plan (or any trustee of any such plan on its behalf) files or becomes obligated to file a report or proxy statement disclosing beneficial ownership by a Company-sponsored employee benefit plan of more than 50% of the Company's Common Stock.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a Committee of the Board which shall have a least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and all of whom shall be "disinterested persons" with respect to the Plan within the meaning of Section 16 of the Exchange Act.

         "COMPANY" means Cone Mills Corporation or any successor corporation.

         "COVERED OFFICER" means at any date (i) any individual who, with respect to the previous taxable year of the Company, was a "covered employee" of the company within the meaning of Section 162(m) of the Code; provided, however, that the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

         "CONE MILLS" means Cone Mills Corporation or any successor to such corporation.

         "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations enumerated in Section 10 of this Plan.

         "DEFERRED SHARES" means an Award pursuant to Section 10 of this Plan providing the right to receive Shares at the end of a specified Deferral Period.

         "DISABILITY" means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company's then current long-term disability plan.

         "DIVIDEND EQUIVALENTS" means amounts equivalent to the dividends paid on Shares of common stock. They may be granted in connection with Awards denominated in notional Shares, or they may be granted on a freestanding basis.

         "EARLY RETIREMENT" means, unless otherwise defined in the applicable Award Agreement, the termination of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates at a time when the Participant would meet the age and service requirements for "early retirement" under the terms of the applicable Company pension plan.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         "FAIR MARKET VALUE" on any date with respect to the Stock means (1) the last reported sale price of the Stock on the New York Stock Exchange or, if no sale takes place on such date, the average of the reported closing bid and asked prices on such date, or (2) if the Stock is otherwise publicly traded, the last reported sale price of the Stock under the quotation system under which such sale price is reported or, if no sale takes place on such date, the average of the reported closing bid and asked prices on such date under the quotation system under which such bid and asked prices are reported, or (3) if no such last sales price or average of the reported closing bid and asked prices are available on such date, such last reported sale price of the Stock or, if no sale takes place, the average of the reported closing bid and asked prices as so reported for the immediately preceding business day on (a) the New York Stock Exchange or, (b) if the Stock is otherwise publicly traded, under the quotation system under which such data are reported, or (4) if none of the prices described above is available, the fair market value per share of the Stock as reasonably determined by the Board.

         "GRANT DATE" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

         "GRANTEE" means the person so designated in an agreement as the recipient of an Award granted by the Company.

         "HARDSHIP" means an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

         "INCENTIVE STOCK OPTION (ISO)" means any Option that is intended to qualify as an "Incentive Stock Option" under Section 422 of the Code or any successor provision.

         "KEY EMPLOYEE" means an employee of Cone Mills or any Subsidiary or Parent Corporation who, in the judgement of the Committee acting in its absolute discretion, is key to the business performance and success of Cone Mills.

         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company or an Affiliate.

         "NONQUALIFIED STOCK OPTION" or "NQSO" means an Option that is not intended to qualify as an Incentive Stock Option.

         "NORMAL RETIREMENT" means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from the employ or service of the Company or any of its Subsidiaries or Affiliates in accordance with the terms of the applicable Company pension plan at or after attainment of age 65, or if a Participant is not covered by any such plan, retirement on or after attainment of age 65.

         "OPTION" means any Option (ISO or NQSO) to purchase Shares granted under this Plan.

         "OPTION PRICE" means the purchase price payable to purchase one share upon the exercise of an Option or other Award.

         "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option or other Award.

         "OTHER STOCK-BASED AWARD" means any Award granted under Section 12 of the Plan.

         "PARENT CORPORATION" means any corporation, which is a parent of Cone Mills within the meaning of Section 424(e) of the Code.

         "PARTICIPANT" means an officer, a Key Employee or a Non-Employee Director who is selected by the Board or the Committee to receive benefits under this Plan, provided that Non-Employee Directors shall not be eligible to receive grants of Incentive Stock Options.

         "PERFORMANCE OBJECTIVES" means performance goals or targets established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Deferred Shares, Options, Restricted Shares or Other Stock-Based Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the division, department or function within the Company or Subsidiary in which the Participant is employed. Any Performance Objectives applicable to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be limited to specified levels of, or increases in, the Company's or Subsidiary's market share, sales, costs, return on equity, earnings per share, earnings before interest, taxes, depreciation, and amortization (EBITDA), earnings growth, return on capital, return on assets, divisional return on capital, divisional return on net assets, total shareholder return and/or increase in the Fair Market Value of the Shares. Except in the case of Performance Objectives related to an Award intended to qualify under Section 162(m) of the Code, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee, after the date of grant, may modify such Performance Objectives, in whole or in part, as the Committee deems appropriate and equitable.

         "PERFORMANCE PERIOD" means a period of time established under Section 11 of this Plan within which the Performance Objectives relating to a Performance Share, Performance Unit, Option, Deferred Share or Restricted Share are to be achieved.

         "PERFORMANCE SHARE" means an Award pursuant to Section 11 of this Plan that provides the Participant the opportunity to earn one or more Shares contingent upon the achievement of one or more Performance Objectives during a Performance Period.

         "PERFORMANCE UNIT" means an Award pursuant to Section 11 of this Plan that provides the Participant the opportunity to earn one or more units, denominated in Shares or cash or a combination thereof, contingent upon achieving one or more Performance Objectives during a Performance Period.

         "PERSON" means any individual, corporation, partnership, associate, joint-stock company, trust, unincorporated organization, government or instrumentality of a government or other entity.

         "PLAN" means this Cone Mills Corporation 2001 Stock Incentive Plan as effective as of the date adopted by the Board in 2001 and as amended from time to time thereafter.

         "RESTRICTED SHARES" means Shares granted under Section 9 of this Plan subject to such restrictions, including, but not limited to, service requirements and/or Performance Objectives, as may be determined by the Committee at the time of grant.

         "RULE 16B-3" means Rule 16B-3 of the Exchange Act and any successor provision thereto as in effect from time to time.

         "SHARES" or "STOCK" means Shares of the common stock of Cone Mills Corporation $0.01 par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 4 of this Plan.

         "SPREAD" means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

         "STOCK APPRECIATION RIGHT" means a right granted under Section 8 of this Plan, including a Stock Appreciation Right or a Tandem Stock Appreciation Right.

         "SUBSIDIARY" means a corporation or other entity (i) more than 50 percent of whose outstanding Shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding Shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest (representing the right generally to make decisions for such other entity) is, as of the date this Plan is approved by the Board and thereafter owned or controlled directly or indirectly by the Company, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

         "TANDEM STOCK APPRECIATION RIGHT" means a Stock Appreciation Right granted pursuant to Section 8 of this Plan that is granted in tandem with an Option or any similar right granted under any other Plan of the Company such that the exercise of one results in the cancellation of the other.

         "TEN PERCENT SHAREHOLDER" means a person who owns, at the time of an Award and after taking into account the attribution rules of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of either Cone Mills, a Subsidiary or a Parent Corporation.

3.       SHARES AVAILABLE UNDER THE PLAN.

         (a) Subject to adjustment as provided in Section 4 of this Plan, the number of Shares that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) Awarded as Restricted Shares and released from substantial risk of forfeiture, or (iii) issued or transferred in payment of Deferred Shares, Performance Shares, Performance Units, or Other Stock Based Awards, shall not in the aggregate exceed 2,000,000 Shares. Such Shares may be Shares of original issuance or Shares that have been reacquired by the Company. The number of Performance Units granted under this Plan may not in the aggregate exceed 1,000,000.

         (b) Upon the payment of any Option Price by the transfer to the Company of Shares or upon satisfaction of tax withholding obligations under the Plan by the transfer or relinquishment of Shares, there shall be deemed to have been issued or transferred only the number of Shares actually issued or transferred by the Company, less the number of Shares so transferred or relinquished. In any event, the number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options may not exceed 2,000,000, subject to adjustment as provided in Section 4 of the Plan. Upon the payment in cash of a benefit provided by any Award under this Plan, any Shares that were subject to such Award shall again be available for issuance or transfer under this Plan. Performance Units that are paid in Shares or are not earned by a Participant at the end of a Performance Period are available for future grants of Performance Units.

         (c) If an Award expires or terminates for any reason without being exercised in full or is satisfied without the distribution of Stock, or Stock distributed pursuant to an Award is forfeited or reacquired by the Company, or is surrendered upon exercise of an Award, the Stock subject to such Award or so forfeited, reacquired or surrendered shall again be available for distribution for purposes of the Plan.

         (d) No Participant may receive Awards, including Options, during any one calendar year representing more than 300,000 Shares or more than 100,000 Performance Units.

         (e) Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

4.       ADJUSTMENTS.

         In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined in good faith by the Committee, in its sole discretion, to be appropriate in order to prevent dilution or enlargement of the rights of Optionees or Grantees, then the Committee shall in such manner as it may deem equitable: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan; and (3) the grant or exercise price with respect to any Award under the Plan, provided that in each case, the number of shares subject to any Award shall always be a whole number; (ii) in cancellation of an option, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) in cancellation of an award, make provision for a cash payment to the holder of an outstanding Award.

5.       ADMINISTRATION OF THE PLAN.

         (a) This Plan shall be administered by one or more Committees appointed by the Board. Any grants of Awards to officers who are subject to Section 16 of the Exchange Act shall be made by a Committee composed of not less than two members of the Board, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16B-3. Any grant of an Award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be made by a Committee composed of not less than two members of the Board, each of whom shall be an "outside director" within the meaning of the regulations under
Section 162(m) of the Code. For purposes of grants of Awards to Non-Employee Directors, the entire Board shall serve as the Committee.

         (b) The Committee, or Committees, shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority: (i) to select the officers and other Key Employees of the Company, its Subsidiaries and Affiliates to whom Awards may from time to time be granted;
(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Other Stock-Based Awards, Performance Share Awards, Performance Unit Awards, or any combination of the foregoing, granted to any one or more Participants; (iii) to determine the number of Shares to be covered by any Award; (iv) to establish the terms and conditions of any Award, including, but not limited to: (A) the Share price; (B) any restriction or limitation on the grant, vesting or exercise of any Award (including but not limited to, the attainment (and certification of the attainment) of one or more Performance Objectives (or any combination thereof) that may apply to the individual Participant, a Company business unit, including a Subsidiary or an Affiliate, or the Company as a whole); and (C) any waiver or acceleration of vesting or forfeiture provisions regarding any Stock Option or other Award and the Stock relating thereto, based on such factors as the Committee shall determine; and to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee), dividends or deemed dividends on such deferrals.

         (c) Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; to amend or modify the terms of any Award at or after grant with the consent of the holder of the Award, except to the extent prohibited by Section 7(b); to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). No member of the Committee shall be liable to any person or entity for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

         (d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any subsidiary and Affiliate, and Participant, any holder or beneficiary of any Award, any Employee and any Non-Employee Director.

6.       ELIGIBILITY.

         Any officer, Key Employee (including any employee-director of the Company or of any Subsidiary or Affiliate who is not a member of the Committee) or Non-Employee Director shall be eligible to be designated a Participant.

7.       OPTIONS.

         The Committee may from time to time authorize grants to Participants of Options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

         (a) Each grant shall specify the number of Shares to which it pertains.

         (b) Each grant shall specify an Option Price per Share. Except in the case of Substitute Awards, the Option Price of an Option may not be less than 100% of the Fair Market Value of the Shares with respect to which the Option is granted on the Grant Date. If an officer or Key Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation (within the meaning of Section 424(e) of the Code), and an Incentive Stock Option is granted to such officer or Key Employee, the Option Price shall be no less than 110% of the Fair Market Value on the Grant Date. Notwithstanding the foregoing and except as permitted by the provisions of Sections 4 and 20(c) hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, or (ii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options.

         (c) Each Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof and shall be exercised by written notice of intent to exercise the Option, delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares that have been owned by the Optionee for at least six months and have a value at the time of exercise that is equal to the Option Price, together with any applicable withholding taxes,
(iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 7(d) below, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

         (d) On or after the Grant Date of any Option other than an Incentive Stock Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 7(d), the Shares received by the Optionee upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee, provided that such risks of forfeiture and restrictions on transfer apply only to the same number of Shares received by the Optionee as applied to the forfeitable or Restricted Shares surrendered by the Optionee.

         (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

         (f) On or, in the case of Nonqualified Stock Options, after the Grant Date, the Committee may provide for the automatic grant to the Optionee of a "new" Option in the event the Optionee surrenders Shares in satisfaction of the Option Price upon the exercise of an Option as authorized under Sections 7(c) and (d) above. Each new Option shall pertain to a number of Shares equal to the number of Shares utilized by the Optionee to exercise the original Option. Each new Option shall have an exercise price equal to the Fair Market Value on the date the new Option is granted and shall expire on the stated expiration date of the original Option.

         (g) Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Non-Employee Director, service on the Board) or other terms and conditions, such as achievement of Performance Objectives, that may be determined by the Committee that is necessary before the Options or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control of the Company or other similar transaction or event.

         (h) Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options, or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Non-Employee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options or Tandem Stock Appreciation Rights related to such Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Plans of the Company) exceeds $100,000 such Options shall be treated as Nonqualified Stock Options.

         (i) No Option granted under this Plan may be exercised more than 10 years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation (within the meaning of Section 424(e) of the Code), the term of such Incentive Stock Option shall be no more than five years from the date of grant.

         (j) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Optionee and containing such terms and provisions as the Committee may determine consistent with this Plan.

8.       STOCK APPRECIATION RIGHTS.

         The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right provides a Participant the right to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent), of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

         (a) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash;

         (b) Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date;

         (c) Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable;

         (d) Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control of the Company or other similar transaction or event,

         (e) On or after the Grant Date of any Stock Appreciation Rights, the Committee may provide for the payment to the Participant of Dividend Equivalents thereon in cash or Shares on a current, deferred or contingent basis,

         (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Optionee, which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan,

         (g) Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under this or any other Plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation;

         (h) Each grant of a Stock Appreciation Right shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value of the Shares on the Grant Date. Successive grants of Stock Appreciation Rights may be made to the same Participant regardless of whether any Stock Appreciation Rights previously granted to such Participant remain unexercised. Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control of the Company or other similar transaction or event. No Stock Appreciation Right granted under this Plan may be exercised more than 10 years from the Grant Date.

9.       RESTRICTED SHARES.

         The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

         (a) Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter described.

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

         (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

         (c) Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of
Section 83 of the Code for a period to be determined by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a Change in Control of the Company or other similar transaction or event.

         (d) Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal by the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

         (e) Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 11 of this Plan regarding Performance Shares and Performance Units.

         (f) Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in the form of cash or additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

         (g) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

         (h) At the end of the restricted period and provided that any other restrictive conditions of the Restricted Shares Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant's beneficiary or estate, as the case may be.

10.      DEFERRED SHARES.

         The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

         (a) Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

         (b) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

         (c) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control of the Company or other similar transaction or event.

         (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such Shares, but the Committee may on or after the Grant Date authorize the payment of Dividend Equivalents on such Shares in cash or additional Shares on a current, deferred or contingent basis.

         (e) Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 11 of this Plan regarding Performance Shares and Performance Units. Except as otherwise determined by the Committee, all Deferred Shares and all rights of the grantee to such Deferred Shares shall terminate, without further obligation on the part of the Company, unless the Grantee remains in continuous employment of the Company for the entire Deferral Period in relation to which such Deferred Shares were granted and unless any other restrictive conditions relating to the Deferred Shares are met.

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

         (f) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.

11.      PERFORMANCE SHARES AND PERFORMANCE UNITS.

         The Committee also may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

         (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

         (b) The Performance Period with respect to each Performance Share or Performance Unit shall commence on a date specified by the Committee at the time of grant and may be subject to earlier termination in the event of a Change in Control of the Company or other similar transaction or event.

         (c) Each Award shall specify the Performance Objectives that are to be achieved by the Participant with respect to the grant or the vesting thereof.

         (d) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula or other procedure for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

         (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

         (f) Any grant of Performance Shares or Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed a maximum specified by the Committee on the Grant Date.

         (g) Any grant of Performance Shares may provide for the payment to the Participant of Dividend Equivalents thereon in cash or additional Shares on a current, deferred or contingent basis.

         (h) If provided in the terms of the grant, the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

         (i) Each grant shall be evidenced by an agreement executed on behalf of the Company by any officer thereof and delivered to the Participant, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

12.      OTHER STOCK-BASED AWARDS.

         The Committee shall have the authority to grant to Participants an "Other Stock-Based Award," which shall consist of any right that is (a) not an Award described in Sections 7 through 11 above and (b) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

13.      AWARDS TO NON-EMPLOYEE DIRECTORS.

The Board may grant to Non-Employee Director's awards in the form of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Shares, Deferred Shares and/or Other Stock Based Awards, including unrestricted Shares. The grants may be made according to an approved formula of the Board or made at the discretion of the Board from time to time. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director's service as a member of the Board, and shall have full power and authority in its discretion to administer such

Awards, subject to the terms of the Plan and applicable law.

14.      PROVISIONS APPLICABLE TO COVERED OFFICERS AND PERFORMANCE-BASED AWARDS.

         Notwithstanding anything in the Plan to the contrary, unless the Committee determines otherwise, all performance-based Awards granted hereunder shall be subject to the terms and provisions of this Section 14:

         (a) The Committee may grant to Covered Officers performance-based Awards that vest or become exercisable upon the attainment of performance targets related to one or more Performance Objectives selected by the Committee from among the list of Performance Objectives contained herein. For the purposes of this Section 14, performance goals shall be limited to one or more of the Performance Objectives or any combination thereof. Each Performance Objective may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders' equity and/or Shares outstanding, or to assets or net assets.

         (b) With respect to any Covered Officer, the maximum annual number of Shares in respect of which all performance-based Restricted Shares, Deferred Shares, Performance Shares, Performance Units and Other Stock-Based Awards may be granted under the Plan is 300,000 and the maximum annual amount of any Award settled in cash is $3,000,000.

         (c) To the extent necessary to comply with Section 162(m) of the Code, with respect to Restricted Share Awards, Deferred Share Awards, Performance Share Awards, Performance Unit Awards and Other Stock-Based Awards, no later than 90 days following the commencement of each Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) select the Performance Objective or Objectives applicable to the Performance Period, (ii) establish the various targets and bonus amounts which may be earned for such Performance Period, and (iii) specify the relationship between Performance Objectives and targets and the amounts to be earned by each Covered Officer for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such Performance Period. In determining the amount earned by a Covered Officer for a given Performance Period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

15.      TRANSFERABILITY.

         (a) Except as provided in Section 15(b), no Award granted under this Plan may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

         (b) The Committee may expressly provide in a Nonqualified Stock Option agreement (or an amendment to such an agreement) that a Participant may transfer such Nonqualified Stock Option to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of any such Nonqualified Stock Option shall be prohibited except in accordance with this Section 15(b). All terms and conditions of any such Nonqualified Stock Option, including provisions relating to the termination of the Participant's employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this
Section 15(b).

         (c) Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 9 of this Plan, shall be subject to further restrictions upon transfer.

16.      FRACTIONAL SHARES.

         No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

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

17.      WITHHOLDING TAXES.

         To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Committee may provide, at its discretion, for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award other than ISO's.

18.      CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF
         ABSENCE.

         Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, Disability, Normal Retirement, Early Retirement with the consent of the Company or leave of absence approved by the Company, or in the event of Hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to
Section 15(b) or (c) of this Plan, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any Award under this Plan.

19.      EMPLOYEES BASED OUTSIDE THE UNITED STATES.

         In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

20.      AMENDMENTS AND OTHER MATTERS.

         (a) The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall increase any of the limitations specified in Sections 3 or 14(b) of this Plan, other than to reflect an adjustment made in accordance with Section 4, without the further approval of the stockholders of the Company.

         (b) Subject to the restrictions of Section 7(b) hereof, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

         (c) The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with a performance-based Award's meeting the requirements of
Section 162(m) of the Code.

         (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

         (e) To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

21.      GOVERNING LAW.

         The validity, construction and effect of this Plan and any Award hereunder shall be determined in accordance with the laws (including those governing contracts) of the State of North Carolina, without giving effect to the conflict of law principles thereof.

22.      NO RIGHTS TO AWARDS.

         No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Non-Employee Directors, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

23.      SHARE CERTIFICATES.

         All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

24.      AWARD AGREEMENTS.

         Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Award Agreement shall be executed or acknowledged by the Participant only if required by the Committee.

25.      NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS.

         Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval as such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

26.      SEVERABILITY.

         If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

27.      OTHER LAWS.

         The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal or non-U.S. securities laws and any other laws to which such offer, if made, would be subject.

28.      NO TRUST OR FUND CREATED.

         Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

29.      HEADINGS.

         Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

30.      EFFECTIVE DATE AND STOCKHOLDER APPROVAL.

         This Plan shall become effective upon its approval by the Board subject to approval by the stockholders of the Company at the next Annual Meeting of Stockholders. The Committee may grant Awards subject to the condition that this Plan shall have been approved by the stockholders of the Company.

31.      TERMINATION.

         This Plan shall terminate ten years from the date on which this Plan is first approved by the Board, and no Award shall be granted after that date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.